EXHIBIT 99.1
GIANT INDUSTRIES, INC.
NEWS RELEASE

Contact: Mark B. Cox
         Executive Vice President, Treasurer, & Chief Financial Officer Giant Industries, Inc.
         (480) 585-8888

FOR IMMEDIATE RELEASE

November 7, 2005

                        GIANT INDUSTRIES, INC. ANNOUNCES
                           THIRD QUARTER 2005 RESULTS

Scottsdale, Arizona - November 7, 2005 - Giant Industries, Inc. [NYSE: GI] today reported net earnings of $46.6 million, or $3.38 per diluted share for the third quarter ended September 30, 2005. Net earnings were $6.0 million, or $0.48 per diluted share in the third quarter of 2004. The Company reported net earnings of $77.3 million, or $5.80 per diluted share, for the first nine months of 2005 compared to net earnings of $15.5 million, or $1.41 per diluted share in 2004.

Giant's Chairman and Chief Executive Officer, Fred Holliger commented, "Strong operating and financial performances from each of our strategic business units contributed to the overall financial results in the third quarter. While two hurricanes had a negative impact on the supply of refined products nationwide, we had solid operating performance at our refineries throughout the quarter. The tightened supply and strong demand contributed to exceptional refining margins, and we were pleased to supply the gasoline and distillate requirements of both our Four Corners and East Coast customers."

"The refining industry requires significant capital commitments for ongoing operations as well as to meet government mandated environmental expenditures. We currently estimate that we will spend in excess of $100 million to produce ultra low sulfur gasoline and diesel and satisfy other regulatory mandates. In addition, our working capital requirements have more than doubled this year because of higher crude oil and finished product prices. The improved earnings and cash flow from operations over the past several quarters have placed us in a position to meet these capital requirements, improve the return on capital employed in our refining business, and enable us to consider opportunities for further enhancing shareholder value from the historically low returns in the industry."

"In the third quarter, our retail operations continued to see growth in fuel volumes and merchandise sales. Same store fuel volumes increased approximately 3% and same store merchandise sales increased approximately 6% over the prior year third quarter level. Throughout the quarter, we also experienced improvement in both fuel and merchandise margins. All of these factors contributed to increased profitability from our retail operations."

"Phoenix Fuel continued to experience strong demand for gasoline and diesel in both wholesale and cardlock operations. These volumes, combined with improved fuel margins, contributed to increased earnings versus the prior year level."

Holliger continued, "In July, we announced the acquisition of Dial Oil Co., one of the premier wholesale distributors of gasoline, diesel and lubricants in New Mexico, with operations throughout the Southwest. We are very pleased with this growth opportunity as Dial is complementing our Phoenix Fuel and retail operations and its financial contribution is exceeding our original expectations."

"We are moving forward with our plans to place our recently acquired crude oil pipeline back into service. Currently, we anticipate that we will begin hydrotesting the pipeline prior to the end of year and subsequent construction activity should begin early next year. We anticipate that we should have the pipeline operational before the end of 2006. As previously noted, when operational the pipeline has sufficient capacity to allow us to again operate both Four Corners refineries at maximum rates."

Giant's senior management will hold a conference call at 1 p.m. ET on November 8, 2005 to discuss this earnings release and provide an update on Company operations. The conference call will be broadcast live on the Company's website at www.giant.com.

Giant Industries, Inc., headquartered in Scottsdale, Arizona, is a refiner and marketer of petroleum products. Giant owns and operates one Virginia and two New Mexico crude oil refineries, a crude oil gathering pipeline system based in Farmington, New Mexico, which services the New Mexico refineries, finished products distribution terminals in Albuquerque, New Mexico and Flagstaff, Arizona, a fleet of crude oil and finished product truck transports, and a chain of retail service station/convenience stores in New Mexico, Colorado, and Arizona. Giant is also the parent Company of Phoenix Fuel Co., Inc. and Dial Oil Co., both of which are wholesale petroleum products distributors. For more information, please visit Giant's website at www.giant.com.

This press release contains forward-looking statements that involve known and unknown risks and uncertainties. Forward-looking statements are identified by words or phrases such as "believes," "expects," "anticipates," "estimates," "should," "could," "plans," "intends," "will," variations of such words and phrases, and other similar expressions. While these forward-looking statements are made in good faith, and reflect the Company's current judgment regarding such matters, actual results could vary materially from the forward-looking statements. Important factors that could cause actual results to differ from forward-looking statements include, but are not limited to: the risk that Dial will not continue to complement our Phoenix Fuel and retail operations, the risk that the financial contribution from Dial Oil Co. will not continue to exceed our original expectations, the risk that the pipeline acquisition and the acquisition of Dial Oil Co. will not result in additional growth or increased profitability for our Four Corners operations, the risk that it will not be possible to place the acquired pipeline system in operation and/or operate the Bloomfield and Ciniza refineries at maximum rates due to financial, operational or other constraints, the risk that the timetable for placing the pipeline system into operation will be different than anticipated, the risk that it will not be possible to obtain additional crude oil for processing at the Bloomfield and Ciniza refineries at cost effective prices; and other risks detailed from time to time in the Company's filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to the Company, or persons acting on behalf of the Company, are expressly qualified in their entirety by the foregoing. Forward-looking statements made by the Company represent its judgment on the dates such statements are made. The Company assumes no obligation to update any forward-looking statements to reflect new or changed events or circumstance.

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
                              CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
                                              (Unaudited)

                                                          (In thousands except shares and per share data)
-----------------------------------------------------------------------------------------------------------
                                                        Three Months Ended           Nine Months Ended
                                                           September 30,               September 30,
-----------------------------------------------------------------------------------------------------------
                                                       2005          2004          2005          2004
-----------------------------------------------------------------------------------------------------------
Net revenues                                         $ 1,085,225   $   642,439   $ 2,660,309   $ 1,837,282
-----------------------------------------------------------------------------------------------------------
Cost of products sold (excluding depreciation
  and amortization)                                      920,408       564,563     2,295,082     1,582,656
Operating expenses                                        53,901        42,158       148,889       129,895
Depreciation and amortization                              9,973         9,024        30,435        27,342
Selling, general and administrative expenses              15,431        10,110        35,072        28,362
Net loss/(gain) on disposal of assets, including
  assets held for sale                                     1,055          (889)          835          (327)
Gain from insurance settlement due to fire incident            -          (958)       (3,688)         (958)
-----------------------------------------------------------------------------------------------------------
Operating income                                          84,457        18,431       153,684        70,312
Interest expense                                          (5,783)       (7,173)      (19,159)      (25,222)
Costs associated with early debt extinguishment               17             -        (2,082)      (10,875)
Amortization of financing costs                             (398)       (1,012)       (2,398)       (7,827)
Interest and investment income                               479            57           967           138
-----------------------------------------------------------------------------------------------------------
Earnings from continuing operations before
  income taxes                                            78,772        10,303       131,012        26,526
Provision for income taxes                                32,132         4,328        53,776        10,934
-----------------------------------------------------------------------------------------------------------
Earnings from continuing operations                       46,640         5,975        77,236        15,592
Earnings (loss) from discontinued
  operations, net of income tax (provision)
  benefit of ($7), ($9) and $61                                -            12            15           (99)
-----------------------------------------------------------------------------------------------------------
Net earnings                                         $    46,640   $     5,987   $    77,251   $    15,493
===========================================================================================================
Net earnings (loss) per common share:
  Basic
    Continuing operations                            $      3.43   $      0.49   $      5.88   $      1.45
    Discontinued operations                                    -             -             -         (0.01)
-----------------------------------------------------------------------------------------------------------
                                                     $      3.43   $      0.49   $      5.88   $      1.44
===========================================================================================================
  Assuming dilution
    Continuing operations                            $      3.38   $      0.48   $      5.80   $      1.42
    Discontinued operations                                    -             -             -         (0.01)
-----------------------------------------------------------------------------------------------------------
                                                     $      3.38   $      0.48   $      5.80   $      1.41
===========================================================================================================
Weighted average number of shares outstanding:
  Basic                                               13,611,847    12,242,994    13,137,526    10,693,386
  Assuming dilution                                   13,786,784    12,496,204    13,324,686    10,960,684
===========================================================================================================


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
                          CONDENSED CONSOLIDATED BALANCE SHEETS
                                     (Unaudited)

                                                              (In thousands)
-----------------------------------------------------------------------------------------
                                                  September 30, 2005    December 31, 2004
-----------------------------------------------------------------------------------------
Assets
Current assets                                        $   447,189         $   232,005
-----------------------------------------------------------------------------------------
Property, plant and equipment                             745,218             671,851
  Less accumulated depreciation and amortization         (292,683)           (265,475)
                                                          452,535             406,376
Other assets                                               74,721              64,025
-----------------------------------------------------------------------------------------
Total Assets                                          $   974,445         $   702,406
=========================================================================================

Liabilities and Stockholders' Equity
Current liabilities                                   $   233,031         $   128,833
Long-term debt                                            274,742             292,759
Deferred income taxes                                      72,785              41,039
Other liabilities and deferred income                      23,418              23,336
Stockholders' equity                                      370,469             216,439
-----------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity            $   974,445         $   702,406
=========================================================================================

Certain reclassifications have been made to the year 2004 financial statements to conform to classifications used in 2005. These reclassifications had no effect on reported earnings or stockholders' equity.


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
                                         OPERATING STATISTICS

                                         3 Qtr. 2005  2 Qtr. 2005  1 Qtr. 2005  4 Qtr. 2004  3 Qtr. 2004
--------------------------------------------------------------------------------------------------------
Refining Group:
---------------
Four Corners Operations:
Crude Oil/NGL Throughput (BPD)               29,867       29,811       28,810       29,088       29,271
Refinery Sourced Sales Barrels (BPD)         29,096       29,344       28,559       28,198       28,412
Avg. Crude Oil Costs ($/Bbl)              $   60.59    $   51.64    $   47.46    $   47.18    $   40.99
Refining Margins ($/Bbl)                  $   18.08    $   13.48    $    7.86    $    7.36    $    8.14
Retail Fuel Volumes Sold as a % of
  Four Corners Refinery's Sourced
  Sales Barrels                                  38%          37%          37%          37%          38%

Yorktown Operations:
Crude Oil/NGL Throughput (BPD)               68,201       68,449       65,740       52,941       53,991
Refinery Sourced Sales Barrels (BPD)         70,936       71,539       62,726       56,854       53,585
Avg. Crude Oil Costs ($/Bbl)              $   58.05    $   48.76    $   44.96    $   44.55    $   38.43
Refining Margins ($/Bbl)                  $   11.25    $    7.30    $    6.78    $    4.56    $    6.01

Retail Group:(1)
----------------
Fuel Gallons Sold (000's)                    42,529       41,410       39,469       40,253       41,244
Fuel Margins ($/gal)                      $    0.21    $    0.17    $    0.11    $    0.17    $    0.18
Merchandise Sales ($ in 000's)            $  38,285    $  36,325    $  31,287    $  32,635    $  36,276
Merchandise Margins                              27%          27%          27%          26%          20%
Number of Operating Units at
 End of Period                                  124          124          125          124          125

Wholesale Group:
----------------
Phoenix Fuel:
-------------
Fuel Gallons Sold (000's)                   118,844      120,344      120,865      116,569      119,253
Fuel Margins ($/gal)                      $    0.08    $    0.06    $    0.06    $    0.06    $    0.05
Lubricant Sales ($ in 000's)              $   8,247    $   9,027    $   8,412    $   7,962    $   7,933
Lubricant Margins                                28%          10%          14%          13%          13%

Dial Oil:
---------
Fuel Gallons Sold (000's)                    24,963            -            -            -            -
Fuel Margins ($/gal)                      $    0.12            -            -            -            -
Lubricant Sales ($ in 000's)              $   5,833            -            -            -            -
Lubricant Margins                                13%           -            -            -            -
Merchandise Sales ($ in 000's)            $   2,241            -            -            -            -
Merchandise Margins                              26%           -            -            -            -
Operating Retail Outlets at Period End           12            -            -            -            -
--------------------------------------------------------------------------------------------------------

                                         3 Qtr. 2005  2 Qtr. 2005  1 Qtr. 2005  4 Qtr. 2004  3 Qtr. 2004
--------------------------------------------------------------------------------------------------------
Operating Income (Loss) (before
  corporate allocations) (in 000's)
-----------------------------------
Refining - Four Corners Operations        $  32,968    $  19,724    $   6,285    $   2,899    $   8,150
         - Yorktown Operations               52,288       27,312       17,650        4,854       11,652
Retail(1)                                     3,804        3,114       (1,679)       1,658        1,428
Wholesale:
  Phoenix Fuel                                6,641        2,815        3,699        3,194        2,216
  Dial Oil                                    1,509            -            -            -            -
Corporate                                   (11,698)      (8,557)      (5,043)      (6,922)      (6,879)
Net (loss) gain on disposal/write-down
  of assets(1)(2)                            (1,055)         425        3,505        2,455        1,883
--------------------------------------------------------------------------------------------------------
Total(1)                                  $  84,457    $  44,833    $  24,417    $   8,138    $  18,450
========================================================================================================

Capital Expenditures (in 000's)(3)
----------------------------------
Refining - Four Corners Operations(4)     $  12,958    $   1,930    $   1,167    $   1,302    $   5,915
         - Yorktown Operations               14,734       10,790        9,837       12,635       10,523
Retail                                        1,221        1,230          780        4,220          919
Wholesale:
  Phoenix Fuel                                  470          576          458          414          500
  Dial Oil                                       58            -            -            -            -
Corporate                                       252          345          584          259          135
--------------------------------------------------------------------------------------------------------
Total                                     $   29,693   $  14,871    $  12,826    $  18,830    $  17,992
========================================================================================================

(1) Includes discontinued operations.
(2) Includes insurance proceeds related to the Ciniza fire incident.
(3) Excludes Yorktown refinery acquisition contingent payments.
(4) Includes disbursements related to the Ciniza fire incident.


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
                                Selected Financial Data

                                                  September 30, 2005      December 31, 2004
-------------------------------------------------------------------------------------------
Working Capital (In Thousands)                         $   214,158          $   103,172
Current Ratio                                               1.92:1               1.80:1
Long-Term Debt As A Percent of Total Capital (5)              42.6%                57.5%
Net Debt As A Percent of Total Net Capital (6)                32.2%                55.4%
Book Value Per Share (7)                               $     25.60          $     17.55
Net cash provided by operating activities              $   102,933          $    76,514
-------------------------------------------------------------------------------------------
(5) Total capital represents long-term debt plus total stockholders' equity.
(6) Net debt represents long-term debt less cash and cash equivalents. Total net capital represents long-term debt less cash and cash equivalents plus total stockholders' equity.
(7) Book value per share represents total stockholders' equity divided by number of common shares outstanding.



        Share Price Data  (NYSE: GI)

                    High      Low    Close
-------------------------------------------
2005 3rd Quarter   $59.74   $35.90   $58.54
2005 2nd Quarter   $36.49   $25.52   $36.00
2005 1st Quarter   $31.81   $23.54   $25.70
2004 4th Quarter   $28.98   $22.00   $26.51
2004 3rd Quarter   $27.25   $20.29   $24.30



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
     RECONCILIATIONS TO AMOUNTS REPORTED UNDER GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

REFINING GROUP
--------------

Refining Margin
---------------
Refining margin is the difference between average net sales prices and average cost of products produced per refinery sourced sales barrel of refined product. Refining margins for each of our refineries and all of our refineries on a consolidated basis are calculated as shown below.

-------------------------------------------------------------------------------------------------
                                              Three Months Ended           Nine Months Ended
                                                 September 30,               September 30,
-------------------------------------------------------------------------------------------------
                                             2005          2004          2005          2004
-------------------------------------------------------------------------------------------------
AVERAGE PER BARREL

Four Corners Operation
   Net sales                              $   83.48     $   53.68     $    70.60     $    50.29
   Less cost of products                      65.40         45.54          57.39          40.75
-------------------------------------------------------------------------------------------------
   Refining margin                        $   18.08     $    8.14     $    13.21     $     9.54
=================================================================================================
Yorktown Operation
   Net sales                              $   72.52     $   47.67     $    61.42     $    43.45
   Less cost of products                      61.27         41.66          52.90          37.52
-------------------------------------------------------------------------------------------------
   Refining margin                        $   11.25     $   6.01      $     8.52     $     5.93
=================================================================================================
Consolidated
   Net sales                              $   75.71     $   49.75     $    64.15     $    45.52
   Less cost of products                      62.47         43.00          54.24          38.50
-------------------------------------------------------------------------------------------------
   Refining margin                        $   13.24     $    6.75     $     9.91     $     7.02
=================================================================================================

Reconciliations of refined product sales from produced products sold per barrel to net revenues

Four Corners Operations
   Average sales price per produced
      barrel sold                         $   83.48     $   53.68     $    70.60     $    50.29
   Times refinery sourced sales
      barrels per day                        29,096        28,412         29,002         27,072
   Times number of days in period                92            92            273            274
-------------------------------------------------------------------------------------------------
   Refined product sales from
      produced products sold (000's)      $ 223,462     $ 140,314     $  558,979     $  373,038
=================================================================================================

Yorktown Operations
   Average sales price per produced
      barrel sold                         $   72.52     $   47.67     $    61.42     $    43.45
   Times refinery sourced sales
      barrels per day                        70,936        53,585         68,430         62,391
   Times number of days in period                92            92            273            274
-------------------------------------------------------------------------------------------------
   Refined product sales from
      produced products sold (000's)      $ 473,274     $ 235,005     $1,147,411     $  742,784
=================================================================================================



Consolidated (000's)
   Sum of refined product sales from
     produced products sold*              $ 696,736     $ 375,319     $1,706,390     $1,115,822
   Purchased product, Transportation
     and other revenues                      49,706        60,118        146,199        150,401
-------------------------------------------------------------------------------------------------
   Net revenue                            $ 746,442     $ 435,437     $1,852,589     $1,266,223
=================================================================================================

*Includes inter-segment net revenues.



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

-------------------------------------------------------------------------------------------------
                                              Three Months Ended           Nine Months Ended
                                                 September 30,               September 30,
-------------------------------------------------------------------------------------------------
                                             2005          2004          2005          2004
-------------------------------------------------------------------------------------------------
Reconciliation of average cost of
products per produced per barrel sold
to total cost of products sold (excluding
depreciation and amortization)

Four Corners Operation
   Average cost of products per
     produced barrel sold                 $   65.40     $   45.54     $    57.39      $    40.75
   Times refinery sourced sales
     barrels per day                         29,096        28,412         29,002          27,072
   Times number of days in period                92            92            273             274
-------------------------------------------------------------------------------------------------
   Cost of products for produced
     products sold (000's)                $ 175,065     $ 119,037     $  454,388      $  302,272
=================================================================================================

Yorktown Operations
   Average cost of products per
     produced barrel sold                 $   61.27     $   41.66     $    52.90      $    37.52
   Times refinery sourced sales
     barrels per day                         70,936        53,585         68,430          62,391
   Times number of days in period                92            92            273             274
-------------------------------------------------------------------------------------------------
   Cost of products for produced
     products sold (000's)                $ 399,855     $ 205,376     $  988,246      $  641,409
=================================================================================================

Consolidated (000's)
   Sum of refined cost of produced
     products sold                        $ 574,920     $ 324,413     $1,442,634      $  943,681
   Purchased product, transportation
     and other cost of products sold         41,174        53,588        121,835         130,778
-------------------------------------------------------------------------------------------------
   Total cost of products sold
     (excluding depreciation and
     amortization)                        $   616,094   $   378,001   $1,564,469      $1,074,459
=================================================================================================


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
RETAIL GROUP
------------

Fuel Margin
-----------
Fuel margin is the difference between fuel sales less cost of fuel sales divided by number of gallons sold.

-------------------------------------------------------------------------------------------------
                                              Three Months Ended           Nine Months Ended
                                                 September 30,               September 30,
-------------------------------------------------------------------------------------------------
                                             2005          2004          2005          2004
-------------------------------------------------------------------------------------------------
(in 000's except fuel margin per gallon)

Fuel sales                                $ 110,975     $  78,445     $ 281,469      $ 213,438
Less cost of fuel sold                      102,168        71,048       261,123        191,973
-------------------------------------------------------------------------------------------------
Fuel margin                               $   8,807     $   7,397     $  20,346      $  21,465
Number of gallons sold                       42,529        41,244       123,409        116,664
Fuel margin per gallon                    $    0.21     $    0.18     $    0.16      $    0.18

Reconciliation of fuel sales to
net revenues (000's)

Fuel sales                                $ 110,975     $  78,445     $ 281,469      $ 213,438
Excise taxes included in sales              (15,640)      (15,325)      (46,006)       (42,071)
-------------------------------------------------------------------------------------------------
Fuel sales, net of excise taxes              95,335        63,120       235,463        171,367
Merchandise sales                            38,285        36,276       105,898        101,378
Other sales                                   3,894         3,550        11,952         11,115
-------------------------------------------------------------------------------------------------
Net revenues                              $ 137,514     $ 102,946     $ 353,313      $ 283,860
=================================================================================================

Reconciliation of fuel cost of products
sold to total cost of products sold
(excluding depreciation and amortization)
(000's)

Fuel cost of products sold                $ 102,168     $  71,048     $ 261,123      $ 191,973
Excise taxes included in cost of
  products sold                             (15,640)      (15,325)      (46,006)       (42,071)
-------------------------------------------------------------------------------------------------
Fuel cost of products sold, net
  of excise taxes                            86,528        55,723       215,117        149,902
Merchandise cost of products sold            27,888        28,982        77,170         77,643
Other cost of products sold                   3,065         2,803         9,494          8,787
-------------------------------------------------------------------------------------------------
Total cost of products sold (excluding
   depreciation and amortization)         $ 117,481     $  87,508     $ 301,781      $ 236,332
=================================================================================================


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
WHOLESALE GROUP
---------------

Fuel Margin
-----------
Fuel margin is the difference between fuel sales less cost of fuel sales divided by number of gallons sold.

Phoenix Fuel
------------

-------------------------------------------------------------------------------------------------
                                              Three Months Ended           Nine Months Ended
                                                 September 30,               September 30,
-------------------------------------------------------------------------------------------------
                                             2005          2004          2005          2004
-------------------------------------------------------------------------------------------------
(in 000's except fuel margin per gallon)

Fuel sales                                $   286,471   $   206,048   $   760,266    $   595,312
Less cost of fuel sold                        276,874       199,959       736,263        576,416
-------------------------------------------------------------------------------------------------
Fuel margin                               $     9,597   $     6,089   $    24,003    $    18,896
Number of gallons sold                        118,844       119,253       360,054        356,439
Fuel margin per gallon                    $      0.08   $      0.05   $      0.07    $      0.05

Reconciliation of fuel sales to net
revenues (000's)

Fuel sales                                $   286,471   $   206,048   $   760,266    $   595,312
Excise taxes included in sales                (33,357)      (41,622)     (119,503)      (122,107)
-------------------------------------------------------------------------------------------------
Fuel sales, net of excise taxes               253,114       164,426       640,763        473,205
Lubricant sales                                 8,247         7,933        25,686         22,635
Other sales                                     1,101           966         3,402          2,784
-------------------------------------------------------------------------------------------------
Net revenues                              $   262,462   $   173,325   $   669,851    $   498,624
=================================================================================================

Reconciliation of fuel cost of products
sold to total cost of products sold
excluding (depreciation and amortization)
(000's)

Fuel cost of products sold                $   276,874   $   199,959   $   736,263    $   576,416
Excise taxes included in cost
  of products sold                            (33,357)      (41,622)     (119,503)      (122,107)
-------------------------------------------------------------------------------------------------
Fuel cost of products sold,
  net of excise taxes                         243,517       158,337       616,760        454,309
Lubricant cost of products sold                 5,942         6,885        21,268         19,669
Other cost of products sold                       259           231           724            343
-------------------------------------------------------------------------------------------------
Total cost of products sold (excluding
  depreciation and amortization)          $   249,718   $   165,453   $   638,752    $   474,321
=================================================================================================


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

Dial Oil(1),(2)
---------------

-------------------------------------------------------------------------------------------------
                                              Three Months Ended           Nine Months Ended
                                                 September 30,               September 30,
-------------------------------------------------------------------------------------------------
                                             2005          2004          2005          2004
-------------------------------------------------------------------------------------------------
(in 000's except fuel margin per gallon)

Fuel Sales                                $   52,254    $        -    $   52,254     $        -
Less cost of fuel sold                        49,319             -        49,319              -
-------------------------------------------------------------------------------------------------
Fuel margin                               $    2,935    $        -    $    2,935     $        -
Number of gallons sold                        24,963             -        24,963              -
Fuel margin per gallon                    $     0.12    $        -    $     0.12     $        -

Reconciliation of fuel sales to
net revenues

Fuel sales                                $   52,254    $        -    $   52,254     $        -
Lubricant and merchandise sales                8,575             -         8,575              -
Other sales                                      760             -           760              -
-------------------------------------------------------------------------------------------------
Net revenues                              $   61,589    $        -    $   61,589     $        -
=================================================================================================

Reconciliation of cost of fuel sold to
total cost of products sold (excluding
depreciation and amortization)

Fuel cost of products sold                $   49,319    $        -    $   49,319     $        -
Lubricant and merchandise cost
  of products sold                             7,166             -         7,166              -
Other cost of products sold                        -             -             -              -
-------------------------------------------------------------------------------------------------
Total cost of products sold (excluding
   depreciation and amortization)         $   56,485    $        -    $   56,485     $        -
=================================================================================================

(1) Statistics presented are from July 13, 2005 to September 30, 2005.
(2) Dial Oil presents sales and cost of sales, net of excise taxes.
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

-------------------------------------------------------------------------------------------------
                                              Three Months Ended           Nine Months Ended
                                                 September 30,               September 30,
-------------------------------------------------------------------------------------------------
                                             2005          2004          2005          2004
-------------------------------------------------------------------------------------------------
Consolidated

Reconciliation to net revenues reported
in Condensed Consolidated Statement of
Earnings (000's)

Net revenues - Refinery Group             $  746,442    $  435,437    $1,852,589     $1,266,223
Net revenues - Retail Group                  137,514       102,946       353,313        283,860
Net revenues - Wholesale Group:
   Net revenues - Phoenix Fuel               262,462       173,325       669,851        498,624
   Net revenues - Dial Oil                    61,589             -        61,589              -
Net revenues - Other                              67           154           378            486
Eliminations                                (122,849)      (69,423)     (277,411)      (211,911)
-------------------------------------------------------------------------------------------------
Total net revenues reported in
   Condensed Consolidated Statement
   of Earnings                            $1,085,225    $  642,439    $2,660,309     $1,837,282
=================================================================================================

Reconciliation to cost of products sold
(excluding depreciation and amortization) in Condensed Consolidated Statement of
Earnings (000's)

Cost of products sold - Refinery Group
   (excluding depreciation and
   amortization)                          $  616,094    $  378,001    $1,564,469     $1,074,459
Cost of products sold - Retail Group
   (excluding depreciation and
   amortization)                             117,481        87,508       301,781        236,332
Cost of products sold - Wholesale Group:
   Cost of products sold -
   Phoenix Fuel (excluding depreciation
   and amortization)                         249,718       165,453       638,752        474,321
   Cost of products sold - Dial Oil
   (excluding depreciation and
   amortization)                              56,485             -        56,485             -
Eliminations                                (122,849)      (69,423)     (277,411)     (211,911)
Other                                          3,479         3,024        11,006         9,455
-------------------------------------------------------------------------------------------------
Total cost of products sold (excluding
   depreciation and amortization)
   reported in Condensed Consolidated
   Statement of Earnings                  $  920,408    $  564,563    $2,295,082     $1,582,656
=================================================================================================

Our refining margin per barrel is calculated by subtracting cost of products from net sales and dividing the result by the number of barrels sold for the period.  Our fuel margin per gallon is calculated by subtracting cost of fuel sold from fuel sales and dividing the result by the number of gallons sold for the period. We use refining margin per barrel and fuel margin per gallon to evaluate performance, and allocate resources. These measures may not be comparable to similarly titled measures used by other companies. Investors and analysts use these financial measures to help analyze and compare companies in the industry on the basis of operating performance. These financial measures should not be considered as alternatives to segment operating income, revenues, costs of sales and operating expenses or any other measure of financial performance presented in accordance with accounting principles generally accepted in the United States of
America.
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